EXHIBIT 99.7


                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of June 12, 1998 by and among LaserSight Incorporated, a Delaware corporation (the "Company"), with headquarters located at 12249 Science Drive, Suite 160, Orlando, Florida 32826 and the purchasers (collectively, the "Purchasers" and each individually a "Purchaser") set forth on the execution pages hereof, with regard to the following:


                                    RECITALS

         A. In connection with the Securities Purchase Agreement dated of even date herewith by and among the Company and Purchasers (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to Purchasers 2,000,000 shares of the Series D Convertible Participating Preferred Stock of the Company (the "Preferred Stock") that is convertible into shares (the "Conversion Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") pursuant to the terms and subject to the limitations and conditions set forth in the Certificate of Designation, Preferences and Rights of the Preferred Stock (the "Certificate of Designation").

         B. To induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide to the Holders certain rights to registration by the Company under the Securities Act of 1933 and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act") and applicable state securities laws.


                                   AGREEMENTS

         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings specified:

         Advice:  See Section 4 hereof.

         Agreement:  See the introductory paragraphs hereto.

         Blackout Event: means a determination by the Board made in good faith, after consulting with outside securities counsel, that the registration of Registrable Securities under the Securities Act or the continuation of the disposition of Registrable Securities pursuant to an effective Registration Statement at such time (i) would have a material adverse effect upon a proposed material sale of all (or substantially all) of the assets of the Company or a




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material merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company, or (ii) would require the Company to make a public disclosure of information, which disclosure a majority of the outside directors determine in good faith would have a material adverse effect on the Company.

         Blackout Period:  See Section 3(a) hereof.

         Board:  The Board of Directors of the Company.

         Certificate of Designation:  See the introductory paragraphs hereof.

         Claim:  See Section 6(a) hereof.

         Common Stock:  See the introductory paragraphs hereto.

         Company:  See the introductory paragraphs hereto.

         Conversion Shares:  See the introductory paragraphs hereto.

         Exchange Act: The Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder.

         Form S-3: Form S-3 of the SEC under the Securities Act or any successor form.

         Holdback Period:  See Section 3(b) hereof.

         Holder: Any registered holder of a Registrable Security or Registrable Securities.

         Indemnified Person:  See Section 6(c) hereof.

         Indemnifying Person:  See Section 6(c) hereof.

         Losses:  See Section 6(a) hereof.

         NASD:  See Section 4(j) hereof.

         Other Holders:  See Section 2.2(a) hereof.

         Other Shares:  See Section 2.2(a) hereof.

         Participant:  See Section 6(a) hereof.

         Person: An individual, trustee, corporation, partnership, limited liability company, trust, unincorporated association, business association, firm or other legal entity.

         Piggyback Registration Statement:  See Section 2.2(a) hereof.



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         Preferred Stock:  See the introductory paragraphs hereto.

         Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         Purchasers:  See the introductory paragraphs hereto.

         Registrable Securities means the Conversion Shares and any other securities issued or issuable in respect of the Preferred Stock or Conversion Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities held by a Holder, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such Registration Statement, or (ii) such securities may at the time of determination be sold to the public pursuant to Rule 144 without any restrictions or limitations whatsoever (including restrictions or limitations related to affiliates) on the amount of securities which may be sold by such Holder without the lapse of any further time or the satisfaction of any condition. Notwithstanding phrase (ii) in the immediately preceding sentence, Conversion Shares shall continue to be Registerable Securities for purposes of Section 2.2 until such time as the Holder thereof ceases to own at least 200,000 shares of Conversion Shares (or such number of shares of Preferred Stock which may be convertible into at least 200,000 shares of Common Stock).

         Registration Expenses:  See Section 5(b) hereof.

         Registration Period:  See Section 2.1(b) hereof.

         Registration Statement: Any registration statement of the Company filed with the SEC under the Securities Act, including the Prospectus, all amendments and supplements to such registration statement, post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC providing for public offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

         Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.


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         SEC: The  Securities and Exchange  Commission or any successor  federal agency charged with the enforcement of the federal securities laws.

         Securities Act: See the introductory paragraphs hereto.

         Securities Purchase Agreement:  See the introductory paragraphs hereto.

         Shelf Registration Statement:  See Section 2.1(a) hereof.

         Subsidiary: Any corporation of which the Company owns securities representing a majority of the outstanding voting power or any partnership of which the Company (or a Subsidiary) holds a majority of the general partner interest.

         Underwritten Offering: A public offering of Common Stock, or other securities convertible into, or exercisable or exchangeable for, Common Stock that is underwritten on a firm commitment basis.

2.       SHELF REGISTRATION

         2.1 Shelf Registration Statement.

         (a)      The Company shall:

                  (i) prepare and, no more than 45 days after the date of this Agreement, file with the SEC a Registration Statement in respect of all the Registrable Securities on an appropriate form for a secondary offering to be made on a continuous basis by the Company pursuant to Rule 415 (the "Shelf Registration Statement"); and

                  (ii) subject to Section 3 hereof, use its best efforts to cause the Shelf Registration Statement to become effective as soon as practicable after such filing.

In addition to the Registrable Securities, the Company may include in the Shelf Registration Statement shares of Common Stock held by TLC The Laser Center Inc., Schwartz Electro-Optics, Inc. and such other parties as may be agreed to by Purchasers holding a majority of the Preferred Stock and Conversion Shares then outstanding.

         (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective at all times until such date as is the earlier of : (i) the date on which all of the Registrable Securities have been sold, (ii) the date on which all of the Registrable Securities may be immediately sold to the public without registration conditions or limitations whatsoever (including limitations or restrictions related to affiliates), whether pursuant to Rule 144 or otherwise, and (iii) subject to this Section and
Section 3, the date which is 30 months after the date hereof. (The period of time commencing on the date the Shelf Registration Statement is declared effective and, subject to this Section and Section 3, ending on the earliest of the foregoing dates is referred to as the "Registration Period.") Subject to
Section 3 hereof,  the Company shall use its best efforts to amend or supplement




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the Prospectus contained in the Shelf Registration  Statement in order to permit such Prospectus to be lawfully delivered until the end of the Registration Period. The Registration Period shall be extended by duration of (i) any period during which a Holder is unable to utilize the Prospectus until the Company amends or supplements the related Registration Statement pursuant to Section 4(h), and (ii) any Blackout Period.

         (c) In addition to complying with the requirements of Section 4, in connection with the Shelf Registration Statement, the Company shall (i) mail to each Holder a copy of the Prospectus forming part of the Shelf Registration Statement, and (ii) otherwise comply in all respects with all applicable federal securities laws, rules and regulations.

         (d) Each Holder shall notify the Company at least five business days prior to any sale of Registrable Securities by such Holder pursuant to the Shelf Registration Statement. During such five-day period, the Company shall have the right to notify Holder that the Holder may not sell Registrable Securities pursuant to the Shelf Registration Statement due to either a Blackout Period or Holdback Period then being in effect or then being invoked. Upon such notice being provided, Holder shall not sell any Registrable Securities pursuant to the Shelf Registration Statement until the Company has notified Holder that the Blackout Period or Holdback Period, as applicable, is no longer in effect.

         (e) Subject to Sections 3 and 4 hereof, the Company shall promptly supplement or amend the Shelf Registration Statement if required by the Securities Act to keep such Registration Statement effective during the Registration Period, or if reasonably requested by the Holders of at least 30% of the Registrable Securities then transferrable pursuant to such Shelf Registration Statement.

         (f) Each Holder shall notify the Company promptly, but in any event within three business days, after the date on which all Registrable Securities owned by such Holder have been sold by such Holder so that the Company may comply with its obligation to terminate the Shelf Registration Statement in accordance with Item 512 of Regulation S-K.

         2.2 Piggyback Registration Rights.

         (a) So long as the Holders hold Registrable Securities, if the Company proposes or is required to file with the SEC a registration statement (the "Piggyback Registration Statement") under the Securities Act in connection with an Underwritten Offering of Common Stock (other than a registration statement on a form that does not permit the inclusion therein of the Registrable Securities), the Company will each such time give prompt written notice of its intention to do so to each Holder. Upon the written request of any Holder given within 10 days after the delivery or mailing of such notice by the Company, the Company will use reasonable best efforts to include in such Piggyback Registration Statement that number of the Conversion Shares specified by Holder in such written request (subject to the limitations set forth in this Section 2.2(a) and in Section 2.2(b) below) (the "Requested Shares") so as to permit the public sale of such Requested Shares; provided that if the managing underwriter or underwriters of such Underwritten Offering advise the Company that marketing factors require a limit on the number of shares to be underwritten, the Company may (subject to the limitations set forth in the following sentence and based on the written recommendation of the underwriter) exclude or limit the number of Requested Shares to be sold pursuant to such Piggyback Registration Statement. In such event, the Company shall so advise each requesting Holder, and the number of Requested Shares and other shares ("Other Shares") requested to be included in such Piggyback Registration Statement and underwriting by other persons or entities that are then stockholders of the Company ("Other Holders"), after providing for all shares that the Company proposes to offer and sell for its own account, shall be allocated among the Requesting Holders and Other Holders pro rata on the basis of (i) the number of Requested Shares then held by the requesting Holders and (ii) the aggregate number of Other Shares then held by Other Holders.

         (b) The right of any Holder to registration  shall be conditioned  upon
(i) such Holder's execution of the underwriting agreement agreed to among the Company and the managing underwriters for such Underwritten Offering, (ii) such Holder's completion and execution of all customary questionnaires and other documents which must be executed in connection with such underwriting agreement, and (iii) such Holder supplying the Company and the underwriter such additional information as may be necessary to register such Holder's Registrable Securities.

3.       BLACKOUT AND HOLDBACK EVENTS

         (a) During any period of up to 90 days' duration following the occurrence of a Blackout Event (a "Blackout Period"), the Company shall not be required to file, or cause to be declared effective, under the Securities Act any Registration Statement hereunder and, if applicable, the Holders will discontinue the offer and sale of Registrable Securities pursuant to any effective Shelf Registration Statement or a Piggyback Registration Statement.

         (b) The Holders shall not, if requested by the managing underwriter or underwriters of an Underwritten Offering, effect any public or private sale of any Common Stock, including a sale pursuant to Rule 144, during the period ("Holdback Period") beginning 14 days prior to, and ending 90 days after, the effective date of the registration statement relating to such Underwritten Offering.

         (c) The aggregate number of days during which one or more Blackout Periods or Holdback Periods are in effect shall not exceed 225 days during the Registration Period, provided that the aggregate number of days during which one or more Blackout Periods or Holdback Periods are in effect shall not exceed 90 days during any 12-month period.

         (d) The Company shall promptly notify the Holders in writing of any decision not to file a Registration Statement or not to cause a Registration Statement to be declared effective or to discontinue sales of Registrable Securities pursuant to this Section 3, which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information) and shall include an undertaking by the Company promptly to notify the Holders as soon as sales may resume. If the Company shall give any notice of postponement of the filing or effectiveness of any registration statement or shall request the Holders not to sell Registrable Securities pursuant to an effective Registration Statement, the Company shall not, during the period of postponement or withdrawal, sell any Common Stock for its own account pursuant to a Registration Statement or permit any stockholder of the Company to sell Common Stock pursuant to an effective Registration Statement, in either case other than pursuant to a registration statement on Form S-8 (or an equivalent registration form then in effect).

4.       REGISTRATION PROCEDURES

         In connection with the filing of the Shelf Registration Statement or a Piggyback Registration Statement by the Company, the Company shall effect such registrations to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and in connection with such Registration Statement the Company shall:

         (a) At least 3 business days before the filing of the Shelf Registration Statement or Piggyback Registration Statement, and a reasonable time before the filing of or any Prospectus or any amendments or supplements thereto, the Company shall afford to Purchasers an opportunity to review a draft of the Shelf Registration Statement, Piggyback Registration Statement or any Prospectus or any amendments or supplements thereto, as applicable, except for such portions thereof which outside securities counsel to the Company has advised the Company contain material non-public information. The Holders of Registrable Securities included or intended to be included in a Registration Statement shall have a reasonable opportunity to comment on the sections of any such Registration Statement or related Prospectus captioned "Selling Stockholders" or "Plan or Distribution" (or the equivalent) and the Company shall not file any Registration Statement that includes in such sections statements concerning any such Holder, its holdings of Registrable Securities, or its intended method or methods of distribution as to which such Holder shall reasonably object.

         (b) Notify the selling Holders of Registrable Securities promptly (but in any event within five business days), and confirm such notice in writing: (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, and (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose.

         (c) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest practicable time.

         (d) Furnish to each selling Holder of Registrable Securities and each managing underwriter, if any, at the sole expense of the Company one conformed copy of the Shelf Registration Statement or Piggyback Registration Statement, as applicable, and each post-effective amendment thereto and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

         (e) Deliver to each selling Holder of Registrable Securities, and the underwriters, if any, at the sole expense of the Company as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 4, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, agents or dealers, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

         (f) Prior to any public offering of Registrable Securities, to use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and respective counsel, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities laws of such jurisdictions within the United States as any selling Holder or the managing underwriter or underwriters reasonably request; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause the Company unreasonable material expense or burden, or (E) make any change in its charter or by-laws, which in each case the Board, in good faith, determines to be contrary to the best interests of the Company and its stockholders.

         (g) Cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form in compliance with any applicable rules of a stock exchange on which the Common Stock is then listed; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

         (h) Upon the occurrence of any event or any information becoming known to the Company that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, as promptly as practicable prepare and (subject to Section 4(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (i) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 90 days after the end of any 12-month period (or 120 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

         (j) Cooperate with each seller of Registrable Securities covered by any Registration Statement in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

         (k) Use its reasonable best efforts to cause all Registrable Securities relating to any Registration Statement to be listed on each securities exchange or national market system, if any, on which similar securities issued by the Company are then listed.

         (l) In connection with any Underwritten Offering, enter into an underwriting agreement as is customary in underwritten offerings of common equity similar to the Common Stock, and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities and, in such connection:

                  (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries, as applicable (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in firm-commitment underwritten offerings of common equity similar to the Common Stock, and confirm the same in writing if and when requested;

                  (ii) obtain the written opinions of counsel to the Company in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters;

                  (iii) obtain "comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and

                  (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to Holders of a majority of the Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

         (l) Make available for inspection by any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries, as applicable, as shall be reasonably necessary to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act, and cause the officers, directors and employees of the Company and its Subsidiaries, as applicable, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement.

         (m) Enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders of a majority of the Registrable Securities participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings.

         (n) Use its reasonable best efforts to take all other steps reasonably necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement.

         (o) Cause to be maintained a transfer agent and registrar for all Registrable Securities covered by a Registration Statement.

         (p) Deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors with the SEC or its staff with respect to a Registration Statement, other than those portions of any such correspondence which contain information subject to attorney-client privilege or a request for confidential treatment with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any underwriter, if any, participating in any disposition to be effected pursuant to a Registration Statement and by any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such underwriter, attorney, account or agent in connection with such registration statement.

         (q) Make reasonably available to its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any unwritten offering.

         (r) Promptly prior to the filing of any document which (i) is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), and (ii) contains disclosure specifically referring to the Holders provide copies of such document to counsel for the selling Holders of Registrable Securities and to each managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such information and make such changes in such information concerning the selling Holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request. The

Company may exclude from such registration the Registrable Securities of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any registration is being effected shall furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

         Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 4(b)(ii) hereof or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus to be sold by such Holder until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(e) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable
Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, the Registration Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(e) hereof or (y) the Advice.

         Each Holder of Registrable Securities understands that the Securities Act may require delivery of a Prospectus in connection with any sale thereof pursuant to a Registration Statement, and each such Holder shall comply with the applicable Prospectus delivery requirements of the Securities Act in connection with any such sale.

5.       REGISTRATION EXPENSES

         (a) All Registration Expenses shall be borne by the Company. Notwithstanding the foregoing, the sellers of the Registrable Securities being registered shall pay all (i) brokerage or underwriting fees, discounts and commissions attributable to the sale of such Registrable Securities, (ii) the fees and disbursements of any counsel or other advisors or experts retained by such sellers (severally or jointly), and (iii) transfer taxes on resale of any of the Registrable Securities by such sellers.

         (b) For purposes of this Agreement, "Registration Expenses" shall mean all fees and expenses incident to the compliance with this Agreement by the Company (other than fees and expenses referred to in the second sentence of Section 5(a) hereof), including, without limitation, (i) all registration and filing fees, including, without limitation, (A) any SEC or NASD filing fees and
(B) fees and expenses of compliance with state securities or blue sky laws, (ii) printing expenses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, as the case may be, duplicating and copying expenses, (iii) messenger, telephone and delivery expenses incurred by the Company, (iv) all fees and disbursements of counsel for the Company, (v) fees and expenses of all other Persons retained by the Company, including annual or special audit and "comfort" letters, (vi) stock exchange listing fees and expenses, if any, and (vii) the expenses relating to printing and distributing the Shelf Registration Statement, Piggyback Registration Statement and any other documents necessary in order to comply with this Agreement.

6.       INDEMNIFICATION AND CONTRIBUTION

         (a) The Company shall indemnify and hold harmless each Holder of Registrable Securities, the officers, partners (and directors, officers, employees and stockholders thereof), employees, stockholders and directors of each such Person (each, a "Participant"), from and against any and all losses, claims, damages and liabilities, joint or several, actions or proceedings (commenced or threatened) (collectively, "Losses") (including, without limitation, the reasonable legal fees and other expenses (including settlements made pursuant to the terms of Section 10(c)) actually incurred in connection with any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand (a "Claim")) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented from time to time) or any preliminary prospectus,
(ii) or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information relating to any Participant furnished to the Company by such Participant expressly for use therein, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending such Claim as such expenses are incurred; provided, however, that the Company will not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such Loss suffered or incurred by the Participants resulted from any Claim by any Person who purchased Registrable Securities which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with this Agreement. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by as on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

         (b) Each Participant shall, severally and not jointly, indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and each Person who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only with reference to information relating to such Participant furnished to the

Company, in writing by such Participant expressly for use in such Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the net proceeds received by such Participant from sales of Registrable Securities giving rise to such obligations.

         (c) If any Claim shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such Claim and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person or any affiliate and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and all such fees and expenses shall be reimbursed promptly as they are incurred. If the Company shall be the Indemnifying Person, any such separate firm for the Indemnified Persons shall be designated in writing by Participants who sold a majority in interest of Registrable Securities sold by all such Participants and reasonably acceptable to the Company. If the Company shall be the Indemnified Person, any such separate firm for the Company, its directors, its officers who sign a Registration Statement and such control Persons of the Company shall be designated in writing by the Company. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person shall indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement involves only the payment of money damages that are actually paid by the Indemnifying Person or includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in the first and second paragraphs of this Section 6 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any Losses, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such Losses (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Person on the one hand or such Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault, but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

         (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such Claim. Notwithstanding the provisions of this Section 6, in no event shall a Participant be required to contribute any amount in excess of the amount by which net proceeds received by such Participant from sales of Registrable Securities exceed the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (f)  Any  Losses  for  which  an  indemnified   party  is  entitled  to
indemnification or contribution under this Section shall be paid by the Indemnifying Person to the Indemnified Person as such Losses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any of Purchaser, any Holder, any person who controls Purchasers or any Holder, or any officers or directors of Purchasers or such Holder, and (ii) any termination of this Agreement.

         (g) The indemnity and contribution covenants contained in this Section 6 are in addition to any liability which any Indemnifying Person may otherwise have to any Indemnified Person.

7.       RULE 144

         The Company will file the reports required to be filed by it under the Exchange Act in a timely manner in accordance with the requirements of the Exchange Act. The Company will also take such further action as any Holder of Registrable Securities issued by the Company may reasonably request, to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144(k).

8.       MISCELLANEOUS

         (a) The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (i) the Company and (ii) the Holders of not less than a majority in aggregate amount of the then-outstanding Registrable Securities; provided, however, that Section 4 and this Section 8(a) may not be amended, modified or supplemented without the prior written consent of each Holder (including any person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

         (b) Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). Each party shall provide notice to the other party of any change in address. The addresses for such communications shall be:

                           If to the Company:

                           LaserSight Incorporated
                           12249 Science Drive
                           Suite 160
                           Orlando, Florida 32826
                           Telecopy: (407) 382-2701
                           Attention: Chief Financial Officer

                                    If after June 30, 1998:

                                    LaserSight Incorporated
                                    3300 University Boulevard
                                    Suite 140
                                    Orlando, Florida 32792
                                    Telecopy: (407) 678-9981
                                    Attention: Chief Financial Officer

                           with a copy to:

                           Sonnenschein Nath & Rosenthal
                           One Metropolitan Square
                           Suite 3000
                           St. Louis, Missouri 63102
                           Telecopy: (314) 259-5959
                           Attention: Alan B. Bornstein

                           If to the Purchasers:

                           c/o Dawson Samberg Capital Management, Inc.
                           354 Pequot Avenue, P.O. Box 760
                           Southport, Connecticut 06490
                           Telecopy: (203) 254-3259
                           Attention: Juliet Bakker

                           with a copy to:

                           Fried, Frank, Harris, Shriver & Jacobson
                           One New York Plaza
                           New York, New York  10004-1980
                           Telecopy:  (212) 859-8586
                           Attention: Aryeh Davis

         (c) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, and the Holders; provided, however, that this Agreement shall not inure to the benefit of, or be binding upon, a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Securities. If any Person shall acquire Registrable Securities from any Holder, in any manner (except for any acquisition in violation of this Agreement, the Securities Purchase Agreement or applicable law) whether by operation of law or otherwise, such transferee shall promptly notify the Company and such Registrable Securities acquired from such Holder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company shall so request, any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from such Holder subject to all of the terms hereof.

         (d) This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties.

         (e) The headings in this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of, this Agreement.

         (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and New York State courts located in the Borough of Manhattan in the State of New York, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process upon any party hereto mailed by first-class mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect any party's right to serve process in any other manner permitted by law. A final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (g)  Whenever  the  consent  or  approval  of  Holders  of a  specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (h) Holders of Registrable Securities are intended third-party beneficiaries of the agreements made hereunder among the Company and Purchasers and shall have the right to enforce this Agreement to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

         (i) This Agreement, together with the Securities Purchase Agreement and the other agreements among the parties of even date herewith or therewith, is intended by the parties as a final expression of their agreement and to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

         (j) During the time period beginning on the date hereof and continuing until the Company has satisfied its obligations hereunder or until such obligations have expired, the Company will not enter into any agreement related to the registration of its securities which is inconsistent with the rights granted to the Holders pursuant to this Agreement. The rights granted to Purchasers pursuant to this Agreement do not conflict with any other agreements to which the Company is a party.

         (k) If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

LASERSIGHT INCORPORATED             PEQUOT PRIVATE EQUITY FUND, L.P.



By: /s/ Michael R. Farris           By: Dawson Samberg Capital Management, Inc.
   -----------------------              Investment Manager
     Michael R. Farris
     President and CEO
                                    By:  /s/ Amiel Peretz
                                       ------------------------------
                                    Name:  Amiel Peretz
                                         ----------------------------
                                    Title:  CFO
                                          ---------------------------

                                    PEQUOT SCOUT FUND, L.P.


                                    By: Dawson Samberg Capital Management, Inc,
                                        Investment Manager


                                    By:  /s/ Amiel Peretz
                                       ------------------------------
                                    Name:  Amiel Peretz
                                         ----------------------------
                                    Title:  CFO
                                          ---------------------------



                                    PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.


                                    By:  /s/ Amiel Peretz
                                       ------------------------------
                                    Name:  Amiel Peretz
                                         ----------------------------
                                    Title:  CFO
                                          ---------------------------




                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT